Exhibit 99.2

Contacts
Media
Ted Lowen, Engelhard Corp.
732-205-6360

Investor Relations
Gavin A. Bell, Engelhard Corp.
732-205-6313
Ref. #C1447
or
Dan Katcher / Eden Abrahams
Joele Frank, Wilkinson Brimmer
Katcher
212-355-4449

Engelhard Corporation
101 Wood Avenue, P.O. Box 770
For Immediate Release Iselin, NJ 08830

ENGELHARD COMMENTS ON BASF’S UNSOLICITED TENDER OFFER RESULTS

ISELIN, NJ, May 1, 2006 - Engelhard Corporation (NYSE:EC), one of the largest surface and materials science companies in the world, today issued the following statement in response to BASF’s (NYSE:BF) announcement that less than 1% of Engelhard’s outstanding shares were tendered into BASF’s unsolicited tender offer and that BASF had increased its offer to $38 per share:

“On April 25, 2006, Engelhard’s board unanimously determined that BASF’s proposal of $38 per share was inadequate and not in the best interests of Engelhard shareholders. The response to BASF’s unsolicited $37 tender offer demonstrates that Engelhard shareholders will not sell the company at an inadequate price, and we believe that our shareholders will also recognize that BASF’s $38 per share offer fails to adequately reflect the current value and future growth prospects of our company.”

On April 25, 2006, Engelhard’s Board of Directors unanimously approved a recapitalization plan consisting of a self-tender offer for up to 26 million shares for $45 per share in cash, continued execution of the company’s business strategy and incremental cost savings the company expects will deliver $15 million annually beginning in 2007.

The board believes that the recapitalization plan, which gives shareholders partial liquidity at an attractive price of $45 per share while preserving their ability to participate in the company’s exciting future growth potential, will deliver greater value to shareholders than BASF’s $38 per share offer and is in the best interests of Engelhard shareholders.

The company further stated, “Engelhard is pleased that BASF recognizes the appropriateness of allowing our shareholders to vote on the path that best serves their interests by putting a majority of the board up for election at the annual meeting on June 2. BASF’s decision to nominate a total of five individuals for director seats at the annual meeting will allow Engelhard shareholders to decide between pursuing the recapitalization plan, which the board believes will provide a greater value-creation opportunity, and BASF’s inadequate $38 per share offer.”

Engelhard’s board unanimously recommends that Engelhard shareholders not tender their shares into BASF’s inadequate $38 offer.

Engelhard Corporation is a surface and materials science company that develops technologies to help customers improve their products and processes. A Fortune 500 company, Engelhard is a world-leading provider of technologies for environmental, process, appearance and performance applications. For more information, visit Engelhard on the Internet at www.engelhard.com.

Forward-Looking Statements. This announcement contains forward-looking statements. These statements relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable. These statements also relate to future prospects, developments and business strategies. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will” and similar terms and phrases, including references to assumptions. These forward-looking statements involve risks and uncertainties, internal and external, that may cause Engelhard’s actual future activities and results of operations to be materially different from those suggested or described in this announcement. For a more thorough discussion of these factors, please refer to “Forward-Looking Statements” (excluding the first sentence thereof), “Risk Factors” and “Key Assumptions” on pages 34, 35 and 38, respectively, of Engelhard’s 2005 Annual Report on Form 10-K, dated March 3, 2006. Please also refer to “Forward-Looking Statements” and “Key Assumptions” contained in the investor presentation captioned “Recapitalization Plan” filed as an exhibit on Form 8-K, dated April 26, 2006, and “Forward-Looking Statements” in the Offer to Purchase to be filed by Engelhard in connection with its proposed self-tender offer for additional information regarding such risks, uncertainties and contingencies.

Investors are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date made, and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results due to the risks and uncertainties described above, as well as others that Engelhard may consider immaterial or do not anticipate at this time. The foregoing risks and uncertainties are not exclusive and further information concerning Engelhard and its businesses, including factors that potentially could materially affect its financial results or condition, may emerge from time to time. Investors are advised to consult any further disclosures Engelhard makes on related subjects in Engelhard’s future periodic and current reports and other documents that Engelhard files with or furnishes to the Securities and Exchange Commission (“SEC”).

No Offer or Solicitation. This announcement does not constitute an offer or invitation to purchase nor a solicitation of an offer to sell any securities of Engelhard. The proposed self-tender offer by Engelhard previously announced on April 26, 2006 has not commenced. Any offers to purchase or solicitation of offers to sell will be made only pursuant to a tender offer statement (including an offer to purchase, a letter of transmittal and other offer documents) filed by Engelhard (“Engelhard’s Tender Offer Statement”) with the SEC. ENGELHARD’S SHAREHOLDERS

ARE ADVISED TO READ ENGELHARD’S TENDER OFFER STATEMENT AND ANY OTHER DOCUMENTS RELATING TO THE TENDER OFFER THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Additional Information and Where to Find It. Engelhard also plans to file with the SEC and mail to its shareholders a definitive Proxy Statement on Form 14A relating to the 2006 annual meeting of shareholders and the election of directors (the “2006 Proxy Statement”) and other important information. Engelhard and its directors and certain of its officers may be deemed, under SEC rules, to be participants in soliciting proxies from Engelhard’s shareholders. Information regarding the names of Engelhard’s directors and executive officers and their respective interests in Engelhard by security holdings or otherwise is set forth in Engelhard’s Proxy Statement relating to the 2005 annual meeting of shareholders (the “2005 Proxy Statement”). Additional information regarding the interests of such and other potential participants will be included in the 2006 Proxy Statement and other relevant documents to be filed with the SEC in connection with Engelhard’s 2006 annual meeting of shareholders that will be filed with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE 2006 PROXY STATEMENT AND OTHER MATERIALS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. On January 9, 2006, BASF filed a Tender Offer Statement on Schedule TO, which has been amended (the “BASF Tender Offer Statement”). In response to the BASF Tender Offer Statement, Engelhard has filed certain materials with the SEC, including the Schedule 14D-9 filed on February 2, 2006, and which has been amended, (the “Schedule 14D-9”).

Investors and security holders may obtain a free copy of Engelhard’s Tender Offer Statement (when it is filed and becomes available), Schedule 14D-9, 2005 Proxy Statement, 2006 Proxy Statement (when it is filed and becomes available), BASF’s Tender Offer Statement and other documents filed by Engelhard or BASF with the SEC at the SEC's website at http://www.sec.gov. In addition, investors and security holders may obtain a free copy of each of the Schedule 14D-9, 2005 Proxy Statement, 2006 Proxy Statement (when it is filed and becomes available), Engelhard’s Tender Offer Statement (when it is filed and becomes available), as well as Engelhard’s related filings with the SEC, from Engelhard by directing a request to Engelhard Corporation, 101 Wood Avenue, Iselin, New Jersey 08830, Attention: Investor Relations or at 732-205-5000, or from MacKenzie Partners, Inc. by calling 1-800-322-2885 toll free or at 1-212-929-5500 collect or by e-mail at Engelhard@mackenziepartners.com.

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